Accounting Information and Policies (Policies)	12 Months Ended
Dec. 31, 2018
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UNILEVER

UNILEVER

The two parent companies, NV and PLC, together with their group companies, operate as a single economic entity (the Unilever Group, also referred to as Unilever or the Group). NV and PLC have the same Directors and are linked by a series of agreements, including an Equalisation Agreement, which are designed so that the positions of the shareholders of both companies are as closely as possible the same as if they held shares in a single company.

The Equalisation Agreement provides that both companies adopt the same accounting principles. It also requires that dividends and other rights and benefits attaching to each ordinary share of NV, be equal in value to those rights and benefits attaching to each ordinary share of PLC, as if each such unit of capital formed part of the ordinary share capital of one and the same company.

BASIS OF CONSOLIDATION

BASIS OF CONSOLIDATION

Due to the operational and contractual arrangements referred to above, NV and PLC form a single reporting entity for the purposes of presenting consolidated financial statements. Accordingly, the financial statements of Unilever are presented by both NV and PLC as their respective consolidated financial statements. Group companies included in the consolidation are those companies controlled by NV or PLC. Control exists when the Group has the power to direct the activities of an entity so as to affect the return on investment.

The net assets and results of acquired businesses are included in the consolidated financial statements from their respective dates of acquisition, being the date on which the Group obtains control. The results of disposed businesses are included in the consolidated financial statements up to their date of disposal, being the date control ceases.

Intra-group transactions and balances are eliminated.

COMPANIES LEGISLATION AND ACCOUNTING STANDARDS

COMPANIES LEGISLATION AND ACCOUNTING STANDARDS

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as adopted by the European Union (EU) and IFRIC Interpretations. They are also in compliance with IFRS as issued by the International Accounting Standards Board (IASB).

These financial statements are prepared under the historical cost convention unless otherwise indicated.

These financial statements have been prepared on a going concern basis. Refer to the going concern statement on page 66.

ACCOUNTING POLICIES

ACCOUNTING POLICIES

Accounting policies are included in the relevant notes to the consolidated financial statements. These are presented as text highlighted in grey on pages 79 to 127. The accounting policies below are applied throughout the financial statements.

FOREIGN CURRENCIES

FOREIGN CURRENCIES

The consolidated financial statements are presented in euros. The functional currencies of NV and PLC are euros and sterling respectively. Items included in the financial statements of individual group companies are recorded in their respective functional currency which is the currency of the primary economic environment in which each entity operates.

Foreign currency transactions in individual group companies are translated into functional currency using exchange rates at the date of the transaction. Foreign exchange gains and losses from settlement of these transactions, and from translation of monetary assets and liabilities at year-end exchange rates, are recognised in the income statement except when deferred in equity as qualifying hedges.

In preparing the consolidated financial statements, the balances in individual group companies are translated from their functional currency into euros. Apart from the financial statements of group companies in hyperinflationary economies (see below), the income statement, the cash flow statement and all other movements in assets and liabilities are translated at average rates of exchange as a proxy for the transaction rate, or at the transaction rate itself if more appropriate. Assets and liabilities are translated at year-end exchange rates.

The financial statements of group companies whose functional currency is the currency of a hyperinflationary economy are adjusted for inflation and then translated into euros. Amounts shown for prior years for comparative purposes are not modified. To determine the existence of hyperinflation, the Group assesses the qualitative and quantitative characteristics of the economic environment of the country, such as the cumulative inflation rate over the previous three years.

The ordinary share capital of NV and PLC is translated in accordance with the Equalisation Agreement. The difference between the value for PLC and the value by applying the year-end rate of exchange is taken to other reserves (see note 15B on page 106).

The effect of exchange rate changes during the year on net assets of foreign operations is recorded in equity. For this purpose net assets include loans between group companies and any related foreign exchange contracts where settlement is neither planned nor likely to occur in the foreseeable future.

The Group applies hedge accounting to certain exchange differences arising between the functional currencies of a foreign operation and NV or PLC as appropriate, regardless of whether the net investment is held directly or through an intermediate parent. Differences arising on retranslation of a financial liability designated as a foreign currency net investment hedge are recorded in equity to the extent that the hedge is effective. These differences are reported within profit or loss to the extent that the hedge is ineffective.

Cumulative exchange differences arising since the date of transition to IFRS of 1 January 2004 are reported as a separate component of other reserves. In the event of disposal or part disposal of an interest in a group company either through sale or as a result of a repayment of capital, the cumulative exchange difference is recognised in the income statement as part of the profit or loss on disposal of group companies.

CLASSIFICATION OF ARGENTINA AS A HYPER-INFLATIONARY ECONOMY

CLASSIFICATION OF ARGENTINA AS A HYPER-INFLATIONARY ECONOMY

The Argentinian economy was designated as hyperinflationary from

1 July 2018. As a result, application of IAS 29 ‘Financial Reporting in Hyperinflationary Economies’ has been applied to all Unilever entities whose functional currency is the Argentinian Peso. IAS 29 requires that adjustments are applicable from the start of the relevant entity’s reporting period. For Unilever that is from 1 January 2018. The application of IAS 29 includes:

•	Adjustment of historical cost non-monetary assets and liabilities for the change in purchasing power caused by inflation from the date of initial recognition to the balance sheet date;

•	Adjustment of the income statement for inflation during the reporting period;

•	The income statement is translated at the period end foreign exchange rate instead of an average rate; and

•	Adjustment of the income statement to reflect the impact of inflation and exchange rate movement on holding monetary assets and liabilities in local currency.

The main effects on the Group consolidated financial statements for 2018 are:

•	Total assets increased by €538 million driven by an increase of €369 million to goodwill (see note 9) and €171 million due to property, plant and equipment (see note 10);

•	Opening retained profit increased by €393 million reflecting the impact of adjusting the historical cost of non-monetary assets and liabilities from the date of their initial recognition to 1 January 2018 for the effect of inflation;

•	Turnover is reduced by €75 million;

•	Operating profit is reduced by €37 million; and

•	A net monetary gain of €122 million is recognised from the inflation and exchange rate movements in the year on the net monetary items held in Argentinian Peso.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

The preparation of financial statements requires management to make judgements and estimates in the application of accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. Estimates and judgements are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable. Revisions to accounting estimates are recognised in the period in which the estimate is revised and in any future period affected.

The following judgements are those that management believe have the most significant effect on the amounts recognised in the Group’s financial statements:

•	Separate presentation of items in the income statement – certain items of income or expense are presented separately as non-underlying items. These are excluded in several of our performance measures, including underlying operating profit and underlying earnings per share due to their nature and/or frequency of occurrence. See note 3 for further details.

•	Utilisation of tax losses and recognition of other deferred tax assets – The Group operates in many countries and is subject to taxes in numerous jurisdictions. Management uses judgement to assess the recoverability of tax assets such as whether there will be sufficient future taxable profits to utilise losses – see note 6B.

•	Likelihood of occurrence of provisions and contingent liabilities – events can occur where there is uncertainty over future obligations. Judgement is required to determine if an outflow of economic resources is probable, or possible but not probable. Where it is probable, a liability is recognised and further judgement is used to determine the level of the provision. Where it is possible but not probable, further judgement is used to determine if the likelihood is remote, in which case no disclosures are provided; if the likelihood is not remote then judgement is used to determine the contingent liability disclosed. Unilever does not have provisions and contingent liabilities for the same matters. External advice is obtained for any material cases. See notes 6A, 19 and 20.

The following estimates are those that management believe have the most significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are:

•	Measurement of defined benefit obligations – the valuations of the Group’s defined benefit pension plan obligations are dependent on a number of assumptions. These include discount rates, inflation and life expectancy of scheme members. Details of these assumptions and sensitivities are in note 4B.

•	Assumptions used in discounted cash flow projections – estimates of future business performance, cash generation, long-term growth and discount rates are used in our assessment of impairment of assets at the balance sheet date. Details of the estimates used in the impairment reviews for significant cash generating units are set out in note 9; no reasonably plausible changes in a key assumption would cause an impairment.

•	Measurement of consideration and assets and liabilities acquired as part of business combinations – contingent consideration depends on an acquired business achieving targets within a fixed period. Estimates of future performance are required to calculate the obligations at the time of acquisition and at each subsequent reporting date. See note 21 for further information. Additionally, estimates are required to value the assets and liabilities acquired in business combinations. Intangible assets such as brands are commonly a core part of an acquired business as they allow us to obtain more value than would otherwise be possible.

RECENT ACCOUNTING DEVELOPMENTS ADOPTED BY THE GROUP

RECENT ACCOUNTING DEVELOPMENTS

ADOPTED BY THE GROUP

The Group applied for the first-time amendments to the following standards from 1 January 2018.

APPLICABLE	KEY REQUIREMENTS	IMPACT ON GROUP
STANDARD
IFRS 9 ‘Financial Instruments’

This standard introduces new requirements in three areas:

Classification and measurement:

Financial assets are now classified based on

1) the objective of the Group in holding the asset and

2) the contractual cash flows.

Impairment:

A new expected credit loss model is used for calculating impairment on financial assets. A loss event does not have to occur before credit losses are recognised.

Hedge accounting:

New general hedge accounting requirements allow hedge accounting based on the Group’s risk management policies rather than only prescribed scenarios.

On 1 January 2018, the Group adopted IFRS 9 ‘Financial Instruments’, which replaced IAS 39 ‘Financial Instruments – Recognition and Measurement’. As there was no material impact from the adoption of this standard, the Group has not restated the comparative information relating to prior years.

Classification and measurement:

On 1 January 2018, the Group reclassified its financial assets to the new categories based on the Group’s reason for holding the assets and the nature of the cash flows from the assets. See note 17A for further information. There were no changes to the classification or measurement of the Group’s financial liabilities.

Impairment:

From 1 January 2018, the Group implemented an expected credit loss impairment model for financial assets. For trade receivables, the calculation methodology has been updated to consider expected losses based on ageing profile. The adoption of the expected loss approach has not resulted in a material change in impairment provision for any financial asset.

Hedge accounting:

The Group applied the hedge accounting requirements of IFRS 9 prospectively. At the date of initial application all of the Group’s existing hedge relationships were eligible to be treated as continuing hedge relationships.

APPLICABLE	KEY REQUIREMENTS	IMPACT ON GROUP
STANDARD
IFRS 15 ‘Revenue from Contracts with Customers’	The standard clarifies the accounting for bundled services and identifying each ‘performance obligation’ in contractual arrangements. It also provides more guidance on the measurement of revenue contracts which have discounts, rebates, payments to suppliers and consignment stock.	On 1 January 2018 the Group adopted IFRS 15 ‘Revenue from Contracts with Customers’ with no impact as the accounting policies were already in line with the new standard.

All other standards or amendments to standards that have been issued by the IASB and were effective by 1 January 2018 were not applicable to Unilever.

NEW STANDARDS, AMENDMENTS AND INTERPRETATIONS OF EXISTING STANDARDS THAT ARE NOT YET EFFECTIVE AND HAVE NOT BEEN EARLY ADOPTED BY THE GROUP

The following new standards have been released but are not yet adopted by the Group. The expected impact and progress is shown below.

APPLICABLE	KEY REQUIREMENTS OR	IMPLEMENTATION PROGRESS
STANDARD	CHANGES IN ACCOUNTING POLICY	AND EXPECTED IMPACT
IFRS 16 ‘Leases’ Effective from the year ended 31 December 2019 The standard has been endorsed by the EU

This standard changes the recognition, measurement, presentation and disclosure of leases. In particular it requires lessees to record all leases on the balance sheet with exemptions available for low value and short-term leases. At the commencement of a lease, a lessee will recognise lease payments (lease liability) and an asset representing the right to use the asset during the lease term (right-of-use asset). Lessees will subsequently reduce the lease liability when paid and recognise depreciation on the right-of-use asset.

A lease liability is remeasured upon the occurrence of certain events such as a change in the lease term or a change in an index or rate used to determine lease payments. The remeasurement normally also adjusts the right-of-use asset.

The standard has no impact on the actual cash flows of a group. However the standard requires the capitalisation, and subsequent depreciation, of costs that are currently expensed as paid which impacts disclosures of cash flows within the cash flow statement. The amounts currently expensed as operating cash outflows which will instead be capitalised are presented as financing cash outflows.

The preparations for this standard are substantially complete. The Group intends on adopting the ‘full retrospective’ approach and in our 2019 reporting the comparative information relating to prior years will be restated.

The Group has reviewed all relevant contracts to identify leases. This review included an assessment about whether the contract depends on a specific asset, whether the Group obtains substantially all the economic benefits from the use of that asset and whether the Group has the right to direct the use of that asset. Based on this assessment, we calculated the restatement impact as at the transition date. From 1 January 2019 the Group will focus on ensuring that the revised process for identifying and accounting for leases is followed.

The Group intends to use the exemptions provided by IFRS 16 for short-term leases (less than a year) and leases for low-value assets.

The estimated impact of IFRS 16 on the Group’s financial statements at 31 December 2018 is as follows:

Balance sheet:

The Group estimates that the adoption of IFRS 16 will result in an increase in total assets of approximately €1.7 billion, split between land and buildings of €1.3 billion and plant and machinery of €0.4 billion.

Based on the geographies, this is approximately €0.5 billion in Europe, €0.5 billion in The Americas and €0.7 billion in Asia/AMET/ RUB.

Financial liabilities are expected to increase by approximately €1.9 billion.

Income statement:

The Group estimates that the adoption of IFRS 16 will result in increased depreciation of approximately €470 million from the right-of-useassets. This will offset the reduction in operating lease expenses of around €550 million per year, resulting in an overall increase in operating profit of €80 million. Finance costs are expected to increase by approximately €90 million per year due to the interest recognised on lease liabilities.

Statement of Cash Flows:

The Group estimates that the adoption of IFRS 16 will increase cash flows from operating activities by approximately €550 million with a related increase in cash flows used in financing activities of €550 million which relates to lease payments previously expensed as paid.

In addition to the above, based on an initial review the Group does not currently believe adoption of the following standard/amendments will have a material impact on the consolidated results or financial position of the Group.

APPLICABLE	KEY REQUIREMENTS OR
STANDARD	CHANGES IN ACCOUNTING POLICY
IFRIC 23 ‘Uncertainty over income tax treatments’	This interpretation clarifies how entities should reflect uncertainties over income tax treatments, in particular when assessing the outcome a tax authority might reach with full knowledge and information if it were to make an examination. Based on preliminary work, the impact is estimated to be immaterial.

Effective from the year ended 31 December 2019

The IFRIC Interpretation has been endorsed by the EU

IFRS 17 ‘Insurance Contracts’	This standard introduces a new model for accounting for insurance contracts. Work continues to review existing arrangements to determine the impact on adoption. Based on preliminary work the impact is estimated to be immaterial.

Effective from the year ended 31 December 2021

The standard is not yet endorsed by the EU

Amendments to IAS 19 ‘Employee Benefits’	The change requires that following plan amendments, curtailments or settlements, current service and net interest costs for the remainder of the reporting period should be calculated in line with updated actuarial assumptions. The amendment is to be applied prospectively.

Effective from the year ended 31 December 2019

The standard is not yet endorsed by the EU

All other standards or amendments to standards that have been issued by the IASB and are effective from 1 January 2019 onwards are not applicable to Unilever.

SEGMENT INFORMATION

SEGMENTAL REPORTING
Beauty & Personal Care	– primarily sales of skin care and hair care products, deodorants and oral care products.
Foods & Refreshment	– primarily sales of soups, bouillons, sauces, snacks, mayonnaise, salad dressings, margarines and spreads, ice cream and tea-based beverages
Home Care	– primarily sales of home care products, such as powders, liquids and capsules, soap bars and a wide range of cleaning products.

REVENUE

Turnover comprises sales of goods after the deduction of discounts, sales taxes and estimated returns. It does not include sales between group companies. Discounts given by Unilever include rebates, price reductions and incentives given to customers, promotional couponing and trade communication costs. Accumulated experience is used to estimate the provision for discounts, using the most likely amount method; revenue is only recognised to the extent that it is highly probable a significant reversal will not occur.

Turnover is recognised when control of the products being sold has transferred to our customer and when there are no longer any unfulfilled obligations to the customer. This is generally on delivery to the customer but depending on individual customer terms, this can be at the time of dispatch, delivery or upon formal customer acceptance. This is considered the appropriate point where the performance obligations in our contracts are satisfied as Unilever no longer have control over the inventory.

Our customers have the contractual right to return goods only when authorised by Unilever. At 31 December 2018, an estimate has been made of goods that will be returned and a liability has been recognised for this amount. An asset has also been recorded for the corresponding inventory that is estimated to return to Unilever using a best estimate based on accumulated experience.

Some of our customers are distributors who may be able to return unsold goods in consignment arrangements. A liability is recognised where we receive payment from a customer before transferring control of the goods being sold.

UNDERLYING OPERATING PROFIT

Underlying operating profit means operating profit before the impact of non-underlying items within operating profit (see note 3). Underlying operating profit represents our measure of segment profit or loss as it is the primary measure used for the purpose of making decisions about allocating resources and assessing performance of segments. Underlying operating margin is calculated as underlying operating profit divided by turnover.

OPERATING COSTS AND NON-UNDERLYING ITEMS

OPERATING COSTS AND NON-UNDERLYING ITEMS

BRAND AND MARKETING INVESTMENT

Brand and marketing investment includes costs incurred for the purpose of building and maintaining brand equity and awareness. These include media, advertising production, promotional materials and engagement with consumers. These costs are charged to the income statement as incurred.

RESEARCH AND DEVELOPMENT

Expenditure on research and development includes staff costs, material costs, depreciation of property, plant and equipment and other costs directly attributable to research and product development activities. These costs are charged to the income statement as incurred, except for those development costs which meet the criteria for capitalisation - see note 9.

NON-UNDERLYING ITEMS

Non-underlying items are costs and revenues relating to gains and losses on business disposals, acquisition and disposal-related costs, restructuring costs, impairments and other one-off items within operating profit, and other significant and unusual items within net profit but outside of operating profit, which we collectively term non-underlying items due to their nature and/or frequency of occurrence. These items are significant in terms of nature and/or amount and are relevant to an understanding of our financial performance.

PENSIONS AND SIMILAR OBLIGATIONS

4B. PENSIONS AND SIMILAR OBLIGATIONS

For defined benefit plans, operating and finance costs are recognised separately in the income statement. The amount charged to operating cost in the income statement is the cost of accruing pension benefits promised to employees over the year, plus the costs of individual events such as past service benefit changes, settlements and curtailments (such events are recognised immediately in the income statement). The amount charged or credited to finance costs is a net interest expense calculated by applying the liability discount rate to the net defined benefit liability or asset. Any differences between the expected interest on assets and the return actually achieved, and any changes in the liabilities over the year due to changes in assumptions or experience within the plans, are recognised immediately in the statement of comprehensive income.

The defined benefit plan surplus or deficit on the balance sheet comprises the total for each plan of the fair value of plan assets less the present value of the defined benefit liabilities (using a discount rate based on high-quality corporate bonds, or a suitable alternative where there is no active corporate bond market).

All defined benefit plans are subject to regular actuarial review using the projected unit method, either by external consultants or by actuaries employed by Unilever. The Group policy is that the most material plans, representing approximately 84% of the defined benefit liabilities, are formally valued every year. Other material plans, accounting for a further 12% of the liabilities, have their liabilities updated each year. Group policy for the remaining plans requires a full actuarial valuation at least every three years. Asset values for all plans are updated every year. For defined contribution plans, the charges to the income statement are the company contributions payable, as the company’s obligation is limited to the contributions paid into the plans. The assets and liabilities of such plans are not included in the balance sheet of the Group.

SHARE-BASED COMPENSATION PLANS

4C. SHARE-BASED COMPENSATION PLANS

The fair value of awards at grant date is calculated using appropriate pricing models. This value is expensed over their vesting period, with a corresponding credit to equity. The expense is reviewed and adjusted to reflect changes to the level of awards expected to vest, except where this arises from a failure to meet a market condition. Any cancellations are recognised immediately in the income statement.

NET FINANCE COSTS

5. NET FINANCE COSTS

Net finance costs are comprised of finance costs and finance income, including net finance costs in relation to pensions and similar obligations.

Finance income includes income on cash and cash equivalents and income on other financial assets. Finance costs include interest costs in relation to financial liabilities.

Borrowing costs are recognised based on the effective interest method.

INCOME TAX

 INCOME TAX

Income tax on the profit for the year comprises current and deferred tax. Income tax is recognised in the income statement except to the extent that it relates to items recognised directly in equity.

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the balance sheet date, and any adjustments to tax payable in respect of previous years.

Current tax in the consolidated income statement will differ from the income tax paid in the consolidated cash flow statement primarily because of deferred tax arising on temporary differences and payment dates for income tax occurring after the balance sheet date.

Unilever is subject to taxation in the many countries in which it operates. The tax legislation of these countries differs, is often complex and is subject to interpretation by management and the government authorities. These matters of judgement give rise to the need to create provisions for tax payments that may arise in future years with respect to transactions already undertaken. Provisions are made against individual exposures and take into account the specific circumstances of each case, including the strength of technical arguments, recent case law decisions or rulings on similar issues and relevant external advice. The provision is estimated based on the individual most likely outcome approach.

DEFERRED TAX

DEFERRED TAX

Deferred tax is recognised using the liability method on taxable temporary differences between the tax base and the accounting base of items included in the balance sheet of the Group. Certain temporary differences are not provided for as follows:

•	goodwill not deductible for tax purposes;

•	the initial recognition of assets or liabilities that affect neither accounting nor taxable profit; and

•	differences relating to investments in subsidiaries to the extent that it is probable that they will not reverse in the foreseeable future.

The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted, or substantively enacted, at the year end.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

TAX ON OTHER COMPREHENSIVE INCOME	TAX ON OTHER COMPREHENSIVE INCOME Income tax is recognised in other comprehensive income for items recognised directly in equity.
COMBINED EARNINGS PER SHARE

COMBINED EARNINGS PER SHARE

The combined earnings per share calculations are based on the average number of share units representing the combined ordinary shares of NV and PLC in issue during the period, less the average number of shares held as treasury shares.

In calculating diluted earnings per share and underlying earnings per share, a number of adjustments are made to the number of shares, principally, the exercise of share options by employees.

Underlying earnings per share is calculated as underlying profit attributable to shareholders’ equity divided by the diluted combined average number of share units. In calculating underlying profit attributable to shareholders’ equity, net profit attributable to shareholders’ equity is adjusted to eliminate the post-tax impact of non-underlying items in operating profit and any other significant unusual items within net profit but not operating profit.

DIVIDENDS ON ORDINARY CAPITAL	DIVIDENDS ON ORDINARY CAPITAL Dividends are recognised on the date that the shareholder’s right to receive payment is established. This is generally the date when the dividend is declared.
GOODWILL

GOODWILL

Goodwill is initially recognised based on the accounting policy for business combinations (see note 21). Goodwill is subsequently measured at cost less amounts provided for impairment. The Group has nine cash generating units (CGUs) based on the three geographical areas and three divisions. Global Spreads business which was recognised as a separate CGU in 2017 has been disposed off in 2018.

Goodwill acquired in a business combination is allocated to the Group’s CGUs, or groups of CGUs, that are expected to benefit from the synergies of the combination. These might not always be the same as the CGUs that include the assets and liabilities of the acquired business. Each unit or group of units to which the goodwill is allocated represents the lowest level within the Group at which the goodwill is monitored for internal management purposes, and is not larger than an operating segment.

INTANGIBLE ASSETS

INTANGIBLE ASSETS

Separately purchased intangible assets are initially measured at cost, being the purchase price as at the date of acquisition. On acquisition of new interests in group companies, Unilever recognises any specifically identifiable intangible assets separately from goodwill. These intangible assets are initially measured at fair value as at the date of acquisition.

Development expenditure for internally-produced intangible assets is capitalised only if the costs can be reliably measured, future economic benefits are probable, the product is technically feasible and the Group has the intent and the resources to complete the project. Research expenditure to support development of internally-produced intangible assets is recognised in profit or loss as incurred.

Indefinite-life intangibles mainly comprise trademarks and brands, for which there is no foreseeable limit to the period over which they are expected to generate net cash inflows. These are considered to have an indefinite life, given the strength and durability of our brands and the level of marketing support. These assets are not amortised but are subject to a review for impairment annually, or more frequently if events or circumstances indicate this is necessary. Any impairment is charged to the income statement as it arises.

Finite-life intangible assets mainly comprise software, patented and non-patented technology, know-how and customer lists. These assets are amortised on a straight-line basis in the income statement over the period of their expected useful lives, or the period of legal rights if shorter. None of the amortisation periods exceeds ten years.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is measured at cost including eligible borrowing costs less depreciation and accumulated impairment losses. Depreciation is provided on a straight-line basis over the expected average useful lives of the assets. Residual values are reviewed at least annually. Estimated useful lives by major class of assets are as follows:

• Freehold buildings (no depreciation on freehold land)	40 years
• Leasehold land and buildings	40 years (or life of lease if less)
• Plant and equipment	2–20 years

Property, plant and equipment is subject to review for impairment if triggering events or circumstances indicate that this is necessary. If an indication of impairment exists, the asset’s or cash generating unit’s recoverable amount is estimated and any impairment loss is charged to the income statement as it arises.

OTHER NON-CURRENT ASSETS

11. OTHER NON-CURRENT ASSETS

Joint ventures are undertakings in which the Group has an interest and which are jointly controlled by the Group and one or more other parties. Associates are undertakings where the Group has an investment in which it does not have control or joint control but can exercise significant influence.

Interests in joint ventures and associates are accounted for using the equity method and are stated in the consolidated balance sheet at cost, adjusted for the movement in the Group’s share of their net assets and liabilities. The Group’s share of the profit or loss after tax of joint ventures and associates is included in the Group’s consolidated profit before taxation.

Where the Group’s share of losses exceeds its interest in the equity accounted investee, the carrying amount of the investment is reduced to zero and the recognition of further losses is discontinued, except to the extent that the Group has an obligation to make payments on behalf of the investee.

Biological assets are measured at fair value less costs to sell with any changes recognised in the income statement.

INVENTORIES

12. INVENTORIES

Inventories are valued at the lower of weighted average cost and net realisable value. Cost comprises direct costs and, where appropriate, a proportion of attributable production overheads. Net realisable value is the estimated selling price less the estimated costs necessary to make the sale.

TRADE AND OTHER CURRENT RECEIVABLES

TRADE AND OTHER CURRENT RECEIVABLES

Trade and other current receivables are initially recognised at fair value plus any directly attributable transaction costs. Subsequently these assets are held at amortised cost, using the effective interest method and net of any impairment losses.

TRADE PAYABLES AND OTHER LIABILITIES

TRADE PAYABLES

Trade payables are initially recognised at fair value less any directly attributable transaction costs. Trade payables are subsequently measured at amortised cost, using the effective interest method.

OTHER LIABILITIES

Other liabilities are initially recognised at fair value less any directly attributable transaction costs. Subsequent measurement depends on the type of liability:

•	Accruals are subsequently measured at amortised cost, using the effective interest method.

•	Social security and sundry taxes are subsequently measured at amortised cost, using the effective interest method.

•	Deferred consideration is subsequently measured at fair value with changes in the income statement as explained below.

•	Others are subsequently measured either at amortised cost, using the effective interest method or at fair value, with changes being recognised in the income statement.

Deferred Consideration

Deferred consideration represents any payments to the sellers of a business that occur after the acquisition date. These typically comprise of contingent consideration and fixed deferred consideration:

•	Fixed deferred consideration is a payment with a due date after acquisition that is not dependent on future conditions

•	Contingent consideration is a payment which is dependent on certain conditions being met in the future and is often variable

All deferred consideration is initially recognised at fair value as at the acquisition date, which includes a present value discount. Subsequently, deferred consideration is measured to reflect the unwinding of discount on the liability, with changes recognised in finance cost within the income statement. In the balance sheet it is remeasured to reflect the latest estimate of the achievement of the conditions on which the consideration is based; changes in value other than the discount unwind are recognised as acquisition and disposal-related costs within non-underlying items in the income statement.

ORDINARY SHARES	ORDINARY SHARES Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of ordinary shares are recognised as a deduction from equity, net of any tax effects.
INTERNAL HOLDINGS

INTERNAL HOLDINGS

The ordinary shares numbered 1 to 2,400 (inclusive) in NV (‘Special Shares’) and deferred stock of PLC are held as to one half of each class by N.V. Elma – a subsidiary of NV – and one half by United Holdings Limited – a subsidiary of PLC. This capital is eliminated on consolidation.

SHARE-BASED COMPENSATION

SHARE-BASED COMPENSATION

The Group operates a number of share-based compensation plans involving options and awards of ordinary shares of NV and PLC. Full details of these plans are given in note 4C on pages 92 and 93.

OTHER RESERVES	OTHER RESERVES Other reserves include the fair value reserve, the foreign currency translation reserve, the capital redemption reserve and treasury shares.
SHARES HELD BY EMPLOYEE SHARE TRUSTS AND GROUP COMPANIES

SHARES HELD BY EMPLOYEE SHARE TRUSTS AND GROUP COMPANIES

Certain PLC trusts, NV and group companies purchase and hold NV and PLC shares to satisfy performance shares granted, share options granted and other share awards (see note 4C). The assets and liabilities of these trusts and shares held by group companies are included in the consolidated financial statements. The book value of shares held is deducted from other reserves, and trusts’ borrowings are included in the Group’s liabilities. The costs of the trusts are included in the results of the Group. These shares are excluded from the calculation of earnings per share.

FINANCIAL LIABILITIES

FINANCIAL LIABILITIES

Financial liabilities are initially recognised at fair value, less any directly related transaction costs. Certain bonds are designated as being part of a fair value hedge relationship. In these cases, the bonds are carried at amortised cost, adjusted for the fair value of the risk being hedged, with changes in value shown in profit and loss. Other financial liabilities, excluding derivatives, are subsequently carried at amortised cost, with the exception of:

•	Financial liabilities which the group has elected to measure at fair value through profit or loss;

•	Derivative financial liabilities – see note 16 on page 110

DERIVATIVES AND HEDGE ACCOUNTING

DERIVATIVES AND HEDGE ACCOUNTING

Derivatives are measured at fair value with any related transaction costs expensed as incurred. The treatment of changes in the value of derivatives depends on their use as explained below.

(I) FAIR VALUE HEDGES(a)

Certain derivatives are held to hedge the risk of changes in value of a specific bond or other loan. In these situations, the Group designates the liability and related derivative to be part of a fair value hedge relationship. The carrying value of the bond is adjusted by the fair value of the risk being hedged, with changes going to the income statement. Gains and losses on the corresponding derivative are also recognised in the income statement. The amounts recognised are offset in the income statement to the extent that the hedge is effective. When the relationship no longer meets the criteria for hedge accounting, the fair value hedge adjustment made to the bond is amortised to the income statement using the effective interest method.

(II) CASH FLOW HEDGES(a)

Derivatives are also held to hedge the uncertainty in timing or amount of future forecast cash flows. Such derivatives are classified as being part of cash flow hedge relationships. For an effective hedge, gains and losses from changes in the fair value of derivatives are recognised in equity. Cost of hedging, where material and opted for, is recorded in a separate account within equity. Any ineffective elements of the hedge are recognised in the income statement. If the hedged cash flow relates to a non-financial asset, the amount accumulated in equity is subsequently included within the carrying value of that asset. For other cash flow hedges, amounts deferred in equity are taken to the income statement at the same time as the related cash flow.

When a derivative no longer qualifies for hedge accounting, any cumulative gain or loss remains in equity until the related cash flow occurs. When the cash flow takes place, the cumulative gain or loss is taken to the income statement. If the hedged cash flow is no longer expected to occur, the cumulative gain or loss is taken to the income statement immediately.

(III) NET INVESTMENT HEDGES(a)

Certain derivatives are designated as hedges of the currency risk on the Group’s investment in foreign subsidiaries. The accounting policy for these arrangements is set out in note 1.

(IV) DERIVATIVES FOR WHICH HEDGE ACCOUNTING IS NOT APPLIED

Derivatives not classified as hedges are held in order to hedge certain balance sheet items and commodity exposures. No hedge accounting is applied to these derivatives, which are carried at fair value with changes being recognised in the income statement.

(a)	Applying hedge accounting has not led to material ineffectiveness being recognised in the income statement for both 2018 and 2017.

CASH AND CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS

Cash and cash equivalents in the balance sheet include deposits, investments in money market funds and highly liquid investments. To be classified as cash and cash equivalents, an asset must:

•	be readily convertible into cash;

•	have an insignificant risk of changes in value; and

•	have a maturity period of three months or less at acquisition.

Cash and cash equivalents in the cash flow statement also include bank overdrafts and are recorded at amortised cost.

OTHER FINANCIAL ASSETS

OTHER FINANCIAL ASSETS

The Group classifies its financial assets into the following measurement categories:

•	those to be measured subsequently at fair value (either through other comprehensive income, or through profit or loss), and

•	those to be measured at amortised cost.

This classification depends on our business model for managing the financial asset and the contractual terms of the cash flows.

At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.

All financial assets are either debt instruments or equity instruments. Debt instruments are those that provide the Group with a contractual right to receive cash or another asset. Equity instruments are those where the Group has no contractual right to receive cash or another asset.

Debt instruments

Debt instruments

The subsequent measurement of debt instruments depends on the Groups business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories that debt instruments are classified as:

•	amortised cost;

•	financial assets at fair value through other comprehensive income; or

•	financial assets at fair value through profit or loss.

(I) Amortised cost

Assets measured at amortised cost are those which are held to collect cash flows on the repayment of principal or interest. A gain or loss on a debt investment recognised at amortised cost on de-recognition or impairment is recognised in profit or loss. Interest income is recognised within finance income using the effective interest rate method.

(II) Fair value through other comprehensive income

Assets that are held at fair value through other comprehensive income are those that are held to collect cash flows on the repayment of principal and interest or which are held to recognise a capital gain through the sale of the asset. Movements in the carrying amount are recognised in other comprehensive income except for the recognition of impairment, interest income and foreign exchange gains or losses which are recognised in profit or loss. On de-recognition, the cumulative gain or loss recognised in other comprehensive income is reclassified from equity to profit or loss. Interest income is included in finance income using the effective interest rate method.

(III) Fair value through profit or loss

Assets that do not meet the criteria for either amortised cost or fair value through other comprehensive income are measured as fair value through profit or loss. Related transaction costs are expensed as incurred. Unless they form part of a hedging relationship, these assets are held at fair value, with changes being recognised in the income statement. Interest income from these assets is included within finance income.

Equity instruments

Equity instruments

The Group subsequently measures all equity instruments at fair value. Where the Group has elected to present fair value gains and losses on equity investments in other comprehensive income, there is no subsequent reclassification of fair value gains or losses to profit or loss. Dividends from these investments continue to be recognised in profit or loss.

IMPAIRMENT OF FINANCIAL ASSETS

IMPAIRMENT OF FINANCIAL ASSETS

Financial instruments classified as amortised cost and debt instruments classified as fair value through other comprehensive income are assessed for impairment. The Group assesses the probability of default of an asset at initial recognition and then whether there has been a significant increase in credit risk on an ongoing basis.

To assess whether there is a significant increase in credit risk the Group compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forwarding-looking information. Macroeconomic information (such as market interest rates or growth rates) is also considered

Financial assets are written off when there is no reasonable expectation of recovery, such as a debtor failing to engage in a repayment plan with the company. Impairment losses on assets classified as amortised cost are recognised in profit or loss. When a later event causes the impairment losses to decrease, the reduction in impairment loss is also recognised in profit or loss. Permanent impairment losses on debt instruments classified as fair value through other comprehensive income are recognised in profit or loss.

PROVISIONS

PROVISIONS

Provisions are recognised where a legal or constructive obligation exists at the balance sheet date, as a result of a past event, where the amount of the obligation can be reliably estimated and where the outflow of economic benefit is probable.

COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS AND CONTINGENT LIABILITIES

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership. All other leases are classified as operating leases.

Assets held under finance leases are initially recognised at the lower of fair value at the date of commencement of the lease and the present value of the minimum lease payments. Subsequent to initial recognition, these assets are accounted for in accordance with the accounting policy relating to that specific asset. The corresponding liability is included in the balance sheet as a finance lease obligation. Lease payments are apportioned between finance costs in the income statement and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Lease payments under operating leases are charged to the income statement on a straight-line basis over the term of the lease.

Contingent liabilities are either possible obligations that will probably not require a transfer of economic benefits, or present obligations that may, but probably will not, require a transfer of economic benefits. It is not appropriate to make provisions for contingent liabilities, but there is a chance that they will result in an obligation in the future. Assessing the amount of liabilities that are not probable is highly judgemental so contingent liabilities are disclosed on the basis of the known maximum exposure.

ACQUISITIONS AND DISPOSALS

Business combinations are accounted for using the acquisition accounting method as at the acquisition date, which is the date at which control is transferred to the Group.

Goodwill is measured at the acquisition date as the fair value of consideration transferred, plus non-controlling interests and the fair value of any previously-held equity interests less the net recognised amount (which is generally fair value) of the identifiable assets and liabilities assumed. Goodwill is subject to an annual review for impairment (or more frequently if necessary) in accordance with our accounting policies. Any impairment is charged to the income statement as it arises. Detailed information relating to goodwill is provided in note 9 on pages 97 to 99.

Transaction costs are expensed as incurred, within non-underlying items.

Changes in ownership that do not result in a change of control are accounted for as equity transactions and therefore do not have any impact on goodwill. The difference between consideration and the non-controlling share of net assets acquired is recognised within equity.

ASSETS AND LIABILITIES HELD FOR SALE

ASSETS AND LIABILITIES HELD FOR SALE

Non-current assets and groups of assets and liabilities which comprise disposal groups are classified as ‘held for sale’ when all of the following criteria are met: a decision has been made to sell; the assets are available for sale immediately; the assets are being actively marketed; and a sale has been agreed or is expected to be concluded within 12 months of the balance sheet date.

Immediately prior to classification as held for sale, the assets or groups of assets are remeasured in accordance with the Group’s accounting policies. Subsequently, assets and disposal groups classified as held for sale are valued at the lower of book value or fair value less disposal costs. Assets held for sale are neither depreciated nor amortised.

RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

A related party is a person or entity that is related to the Group. These include both people and entities that have, or are subject to, the influence or control of the Group.

EVENTS AFTER THE BALANCE SHEET DATE

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.